Unaudited Pro Forma Financial Information

The following unaudited pro forma combined condensed statement of condition as of March 31, 1994, gives effect to (i) the acquisitions of BNR, Guaranty, and First Community by Regions, assuming such acquisitions are accounted for as poolings-of-interests, and (ii) the acquisitions of First Fayette, Union, ABI, and the transactions with the RTC, assuming such acquisitions are treated as purchases for accounting purposes, as if all such transactions had been consummated on March 31,1994.


The following unaudited pro forma combined condensed statements of income for the three months ended March 31, 1994, and year ended December 31, 1993, give effect to (i) the acquisitions of BNR, Guaranty, and First Community by Regions, assuming such acquisitions are accounted for as poolings-of-interests, and (ii) the acquisitions of First Fayette, Union, and ABI, assuming such acquisitions are treated as purchases for accounting purposes, as if all such transactions had been consummated on January 1,1993.


The following unaudited pro forma combined condensed statements of income for the years ended December 31, 1992 and 1991, give effect to the acquisitions of BNR, Guaranty, and First Community by Regions, assuming such acquisitions are accounted for as poolings-of-interests and had been consummated on January 1, 1991.

The unaudited pro forma combined condensed financial statements are presented for information purposes only and are not necessarily indicative of the combined financial position or results of operation which would actually have occurred if the transactions had been consummated at the date and for the periods indicated or which may be obtained in the future.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Condition
As of March 31, 1994

(In thousands)



                                                                     First              First                             RTC
                  ASSETS                      Regions        BNR    Fayette  Guaranty Community    Union       ABI     Transactions
                                              -------        ---    -------  -------- ---------    -----       ---     ------------
Cash and due from banks                      $   416,422   $  4,092 $ 2,606  $  9,332  $  3,970   $ 20,714   $ 35,696    $43,303

Interest-bearing deposits in other banks             794                          100
Investment securities                          1,914,403     25,884  44,229    35,946    32,528     96,001     21,297      4,749
Securities available for sale                    564,536     38,481   9,407              10,184    114,821     13,178

Trading account assets                             8,272
Mortgage loans held for sale                     229,888
Federal fund sold and securities
  purchased under agreement to resell             67,259      3,850   4,675    10,510       500     43,000     21,000
Loans, net of unearned income                  6,848,701     64,105  15,025   129,686    72,390    164,324    206,894        187
Allowance for loan losses                       (103,330)      (873)   (171)   (1,973)   (1,192)    (4,118)    (3,031)

Premises and equipment, net                      139,653      2,417     183     3,311     3,742      7,493      4,838
Other real estate                                 11,505         72                         179      2,359        323
Excess purchase price                             47,500                                                          167      2,456



Due from customers on acceptances                 71,095
Other assets                                     220,006      4,659     788     2,264     2,022     10,073      3,193          5
                                             -----------   -------- -------  --------  --------   --------   --------    -------
               TOTAL ASSETS                  $10,436,704   $142,687 $76,742  $189,176  $124,323   $454,667   $303,555    $50,700
                                             ===================================================================================


                                                           Adjustments   Regions and All
                  ASSETS                                    Increase    Other Acquisitions
                                                           (Decrease)   Pro Forma Combined
                                                           ----------   ------------------
Cash and due from banks                                                   $   536,135

Interest-bearing deposits in other banks                                          894
Investment securities                                                       2,175,037
Securities available for sale                              ($65,000)e         625,830
                                                            (59,777)g
Trading account assets                                                          8,272
Mortgage loans held for sale                                                  229,888
Federal fund sold and securities
  purchased under agreement to resell                       (17,000)d         133,794
Loans, net of unearned income                                               7,501,312
Allowance for loan losses                                                    (114,688)

Premises and equipment, net                                                   161,637
Other real estate                                                              14,438
Excess purchase price                                         2,212 d         107,666
                                                             20,923 f
                                                               (167)h
                                                             34,575 h
Due from customers on acceptances                                              71,095
Other assets                                                                  243,010
                                                           --------       -----------
               TOTAL ASSETS                                ($84,234)      $11,694,320
                                                           ==========================





                                                                     First              First                             RTC
LIABILITIES AND STOCKHOLDERS' EQUITY          Regions        BNR    Fayette  Guaranty Community    Union       ABI     Transactions
                                              -------        ---    -------  -------- ---------    -----       ---     ------------
Non-interest-bearing deposits                $ 1,133,105   $  9,728 $ 7,722  $ 38,658  $ 12,691   $ 70,895   $ 88,783     $18,485
Interest-bearing deposits                      7,633,890    115,593  52,574   136,185   100,069    293,506    187,520      31,959
Federal funds purchased and securities
  sold under agreements to repurchase            114,642                                            42,496
Other borrowed money                             469,794                705       420       553





Bank acceptances outstanding                      71,095
Other liabilities                                135,939      1,734     953       798     1,673      3,693      1,883         256
                                             -----------   -------- -------  --------  --------   --------   --------     -------
             Total Liabilities                 9,558,465    127,055  61,954   176,061   114,986    410,590    278,186      50,700


Common stock                                      26,587      3,375     256       766       700      1,935      8,287





Surplus                                          376,200      3,813   5,110     2,670     8,007     13,978      4,122






Undivided Profits                                483,113      8,976   9,098     9,709     1,355     28,396     12,936



Treasury and unearned restricted stock           (13,850)      (439)              (30)








Unrealized gain (loss) on securities
  available for sale, net of tax                   6,189        (93)    324                (725)      (232)        24
                                             -----------   -------- -------  --------  --------   --------   --------
        Total Stockholders' Equity               878,239     15,632  14,788    13,115     9,337     44,077     25,369
                                             -----------   -------- -------  --------  --------   --------   --------
       TOTAL LIABILITIES AND EQUITY          $10,436,704   $142,687 $76,742  $189,176  $124,323   $454,667   $303,555     $50,700
                                             ====================================================================================

                                                                 Adjustments       Regions and All
                                                                   Increase      Other Acquisitions
                                                                  (Decrease)     Pro Forma Combined
                                                                  ----------     ------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Non-interest-bearing deposits                                                       $ 1,380,067
Interest-bearing deposits                                                             8,551,296
Federal funds purchased and securities
  sold under agreements to repurchase                                                   157,138
Other borrowed money                                                                    471,472





Bank acceptances outstanding                                                             71,095
Other liabilities                                                                       146,929
                                                                                    -----------
             Total Liabilities                                                       10,777,997


Common stock                                                        ($2,890)a            28,006
                                                                       (248)b
                                                                       (284)c
                                                                       (256)d
                                                                     (1,935)f
                                                                     (8,287)h
Surplus                                                               2,451 a           393,643
                                                                        218 b
                                                                        284 c
                                                                     (5,110)d
                                                                    (13,978)f
                                                                     (4,122)h

Undivided profits                                                    (9,098)d           503,153
                                                                    (28,396)f
                                                                    (12,936)h

Treasury and unearned restricted
  stock                                                                 439 a           (13,850)
                                                                         30 b
                                                                    (65,000)e
                                                                     65,000 f
                                                                    (59,777)g
                                                                     59,777 h

Unrealized gain (loss) on securities
  available for sale, net of tax                                       (324)d             5,371
                                                                        232 f
                                                                        (24)h
                                                                   --------
        Total Stockholders' Equity                                  (84,234)            916,323
                                                                   --------         -----------
       TOTAL LIABILITIES AND EQUITY                                ($84,234)        $11,694,320
                                                                   ============================


See notes to the unaudited pro forma combined condensed statement of condition.

Regions Financial Corporation
Notes to Unaudited Pro Forma Combined Condensed Statement of Condition



(a) Upon consummation of the merger with BNR, each share of BNR common stock will be converted into 2.3791 shares of Regions Common Stock, assuming a $33.50 per share market price of Regions Common Stock. The BNR transaction will be accounted for as a pooling-of-interests, therefore the effect upon stockholders' equity will be to increase Regions stockholders' equity by the total equity of BNR. The unaudited pro forma financial statements have been prepared assuming that Regions will issue approximately 776,105 (2.3791 x 326,218) shares of Regions Common Stock to the stockholders of BNR. A reclassification from common stock to surplus results from the issuance of the shares.

(b) Upon consummation of the merger with Guaranty, each share of Guaranty common stock was converted into 1.09375 shares of Regions Common Stock. The Guaranty transaction was accounted for as a pooling-of-interests, therefore the effect upon stockholders' equity was to increase Regions stockholders' equity by the total equity of Guaranty. The unaudited pro forma financial statements have been prepared assuming that Regions issued 828,850 (1.09375 x 757,805) shares of Regions Common Stock to the stockholders of Guaranty. A reclassification from common stock to surplus results from the issuance of the shares.

(c) Upon consummation of the merger with First Community, each share of First Community common stock will be converted into .95 shares of Regions Common Stock. The First Community transaction will be accounted for as a pooling-of-interests, therefore the effect upon stockholders' equity will be to increase Regions stockholders' equity by the total equity of First Community. The unaudited pro forma financial statements have been prepared assuming that Regions will issue approximately 664,914 (.95 x 699,909) shares of Regions Common Stock to the stockholders of First Community. A reclassification from common stock to surplus results from the issuance of the shares.

(d) To reflect the purchase of all outstanding shares of First Fayette common stock for $17,000,000 in cash and notes.

(e) To reflect the purchase of 1,940,299 shares of treasury stock at $33.50 per share to effect the Union transaction.

(f) To reflect the elimination of Union's capital accounts in accordance with purchase accounting, and corresponding exchange of 1,940,299 shares of Regions Common Stock for all the outstanding shares of Union common stock, assuming a market price of $33.50 per share for Regions Common Stock. The Regions Common Stock exchanged is reflected as being issued from treasury stock.

(g) To reflect the purchase of 1,784,387 shares of treasury stock at $33.50 per share to effect the ABI transaction.

(h) To reflect the elimination of ABI's capital accounts in accordance with purchase accounting, and corresponding exchange of 1,784,387 shares of Regions Common Stock for all the outstanding shares of ABI common stock, assuming a market price of $33.50 per share for Regions Common Stock. The Regions Common Stock exchanged is reflected as being issued from treasury stock.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Three months ended March 31, 1994

                                                                                                     Adjustments   Regions and All
(In thousands, except per share amounts)                 First             First                      Increase    Other Acquisitions
                                      Regions    BNR    Fayette Guaranty Community  Union     ABI     (Decrease)  Pro Forma Combined
                                      -------    ---    ------- -------- ---------  -----     ---     ----------  ------------------
Interest income                      $170,906   $2,393   $1,138   $3,321   $2,201   $6,139   $5,274   $  (132)c      $189,181
                                                                                                         (986)e
                                                                                                       (1,073)d
Interest expense                       73,539      804      441    1,168      964    2,873    1,619                    81,408
                                     --------   ------   ------   ------   ------   ------   ------   -------        --------

  Net interest income                  97,367    1,589      697    2,153    1,237    3,266    3,655    (2,191)        107,773
Provision for loan losses               4,326       90       10      150      108     (745)     243                     4,182
Noninterest income                     36,548      373      167      334      340    1,042    1,280                    40,084
Noninterest expense                    80,145    1,305      394    1,513      712    3,172    2,995       (15)a        90,989
                                     --------   ------   ------   ------   ------   ------   ------       843 b      --------
                                                                                                          (75)f
                                                                                                      ---------
  Income before income taxes           49,444      567      460      824      757    1,881    1,697    (2,944)         52,686
Applicable income taxes                16,292      163      163      320      260      651      537      (811)g        17,575
                                     --------   ------   ------   ------   ------   ------   ------   ---------      --------
  Net Income                         $ 33,152   $  404   $  297   $  504   $  497   $1,230   $1,160   $(2,133)       $ 35,111
                                     ==========================================================================      ========
Earnings per common share            $   0.81                                                                        $   0.81
                                     ========                                                                        ========
Average common shares outstanding      41,059      776               829      665                                      43,329

See notes to unaudited pro forma combined condensed statements of income.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Year ended December 31, 1993

                                                                                                     Adjustments   Regions and All
(In thousands, except per share amounts)                   First             First                     Increase   Other Acquisitions
                                        Regions    BNR    Fayette Guaranty Community  Union     ABI   (Decrease)  Pro Forma Combined
                                        -------    ---    ------- -------- ---------  -----     ---   ----------  ------------------
Interest income                        $555,667  $10,131   $4,854  $13,430   $8,058  $26,060  $22,082   $  (517)c      $630,718
                                                                                                         (4,334)e
                                                                                                         (4,713)d
Interest expense                        213,614    3,349    1,811    4,910    3,805   12,347    6,474                   246,310
                                       --------  -------   ------  -------   ------  -------  -------   -------        --------
  Net interest income                   342,053    6,782    3,043    8,520    4,253   13,713   15,608    (9,564)        384,408
Provision for loan losses                21,533      220       40      680      168        0    1,281                    23,922
Noninterest income                      132,027    1,007      345    1,446      985    4,176    4,135                   144,121
Noninterest expense                     287,026    4,707    1,351    5,514    2,692   13,279   11,929       (60)a       329,508
                                       --------  -------   ------  -------   ------  -------  -------     3,370 b       --------
                                                                                                           (300)f
                                                                                                        -------
  Income before income taxes            165,521    2,862    1,997    3,772    2,378    4,610    6,533   (12,574)        175,099
Applicable income taxes                  53,476      824      695    1,250      670      142    2,144    (3,545)g        55,656
                                       --------  -------   ------  -------   ------  -------  -------   -------        --------
  Net Income before cumulative
   effect of change in accounting
   principle                           $112,045  $ 2,038   $1,302  $ 2,522   $1,708  $ 4,468  $ 4,389   $(9,029)       $119,443
                                       ========================================================================================
Earnings per common share               $   3.01                                                                        $   3.03
                                       ========                                                                        ========
Average common shares outstanding        37,205      776               829      665                                      39,475

See notes to unaudited pro forma combined condensed statements of income.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Year ended December 31, 1992

                                                                                                Regions and All Other
(In thousands, except per share amounts)                                    First         Poolings-of-Interests Acquisitions
                                            Regions    BNR   Guaranty     Community              Pro Forma Combined
                                            -------    ---   --------     ---------              ------------------
Interest income                            $536,747  $10,479  $13,010       $7,246                    $567,482


Interest expense                            224,068    3,987    5,117        3,743                     236,915
                                           --------  -------  -------       ------                    --------
  Net interest income                       312,679    6,492    7,893        3,503                     330,567
Provision for loan losses                    27,072      140      962          431                      28,605
Noninterest income                          119,077    1,033    1,252          925                     122,287
Noninterest expense                         264,659    4,967    4,864        2,348                     276,838
                                           --------  -------  -------       ------                    --------

  Income before income taxes                140,025    2,418    3,319        1,649                     147,411
Applicable income taxes                      44,977      563    1,109          550                      47,199
                                           --------  -------  -------       ------                    --------
  Net income before cumulative effect
   of change in
    accounting principle                   $ 95,048  $ 1,855  $ 2,210       $1,099                    $100,212
                                           ==========================       ======                    ========
Earnings per common share                   $   2.60                                                   $   2.58
                                           ========                                                   ========
Average common shares outstanding            36,532      776      829          665                      38,802


Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Year ended December 31, 1991

                                                                                                 Regions and All Other
(In thousands, except per share amounts)                                    First         Poolings-of-Interests Acquisitions
                                            Regions    BNR   Guaranty     Community               Pro Forma Combined
                                            -------    ---   --------     ---------               ------------------
Interest income                            $556,821  $11,245  $12,219       $6,189                    $586,474


Interest expense                            292,017    5,995    6,234        3,595                     307,841
                                           --------  -------  -------       ------                    --------

  Net interest income                       264,804    5,250    5,985        2,594                     278,633
Provision for loan losses                    24,005       75      806          278                      25,164
Noninterest income                          101,457      619    1,096          614                     103,786
Noninterest expense                         230,340    4,824    4,125        1,834                     241,123
                                           --------  -------  -------       ------                    --------


  Income before income taxes                111,916      970    2,150        1,096                     116,132
Applicable income taxes                      33,660       84      703          394                      34,841
                                           --------  -------  -------       ------                    --------
  Net income before cumulative
    effect of change in
    accounting principle                   $ 78,256  $   886  $ 1,447       $  702                    $ 81,291
                                           ==========================       ======                    ========
Earnings per common share                   $   2.16                                                   $   2.11
                                           ========                                                   ========
Average common shares outstanding            36,191      776      829          665                      38,461


Regions Financial Corporation
Notes to Unaudited Pro Forma Combined Condensed Statements of Income



(a) To reflect elimination of amortization expense related to excess purchase price on ABI's books at acquisition.


(b) To reflect amortization over 15 to 18 years of new excess purchase price resulting from acquisitions.


(c) To reflect elimination of interest income foregone on Federal Funds used to fund the purchase of First Fayette.


(d) To reflect elimination of interest income foregone on securities used to fund the purchase of treasury stock to be issued in the Union transaction.


(e) To reflect elimination of interest income foregone on securities used to fund the purchase of treasury stock to be issued in the ABI transaction.


(f) To reflect depreciation savings achieved through the consolidation of facility duplication.


(g) To reflect the income tax provision related to adjustments to income arising out of the acquisition transactions.